UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 17, 2006

                            HYBRID FUEL SYSTEMS, INC.
                            -------------------------

             (Exact name of registrant as specified in its charter)


          Georgia                     333-33134                    58-2267238
--------------------------------------------------------------------------------
(State  or  other  jurisdiction     (Commission  File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                    12409 Telecom Drive, Tampa, Florida 33637
                    -----------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (813) 979-9222

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01  OTHER  EVENTS.

As of January 17, 2006, approximately 477 stockholders of record held shares of common stock of Hybrid Fuel Systems, Inc.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

Not  applicable.

(b)  PRO  FORMA  FINANCIAL  INFORMATION.

Not  applicable.

(c)  EXHIBITS.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HYBRID FUEL SYSTEMS, INC.



Date:  January  18,  2006                     /s/  Mark  Clancy
                                             -----------------------------------
                                             Mark  Clancy
                                             Chief  Executive  Officer